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                                                                    EXHIBIT 10.9


                           PURCHASE AND SALE AGREEMENT


         THIS AGREEMENT is made and entered into this 13-day of November, 1999, by and among THE SUMMIT NATIONAL BANK, a wholly-owned subsidiary of SUMMIT BANK CORPORATION, a Georgia corporation (hereinafter called "Seller"), and THREE RIVERS LAND DEVELOPMENT, L.L.C., a Georgia limited liability company (hereinafter called "Buyer") and SILFEN, SEGAL, FRYER & SHUSTER, P.C., a Georgia professional corporation (hereinafter called "Escrow Agent").

                              W I T N E S S E T H:

          1. Agreement to Sell and Purchase. For and in consideration of the Earnest Money, hereinafter defined, in hand paid by Buyer to the Escrow Agent (as specified in Section 3 of this Agreement), the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller and Buyer, Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase and take from Seller, subject to and in accordance with all of the terms and conditions of this agreement the following:

                  (a) All that certain lot, tract or parcel of improved real estate more particularly described on Exhibit "A" attached hereto, together with all plants, shrubs and trees located thereon, and together with all rights, ways and easements appurtenant thereto, including, without limitation, all of Seller's right, title and interest in and to the land underlying and the air space overlying any public or private ways or streets crossing or abutting said real estate (hereinafter called the "Land");

                  (b) All buildings, structures and other improvements of any and every nature located on the Land and all fixtures attached or affixed, actually or constructively, to the Land or to any such buildings, structures or other improvements (hereinafter collectively called "Improvements"), including but not limited to the buildings collectively known as 3280 Holcomb Bridge Road, Norcross, Gwinnett County, Georgia (i.e., the Peachtree Comers Branch of Summit National Bank) located on the Land (hereinafter called the "Building");

                  (c) All of the right, title and interest accruing to the owner of the Land and Improvements in, to and under (i) those management, service and other contracts and agreements, if any, scheduled and identified on Exhibit "B" attached hereto (hereinafter called the "Service Agreements"); and (ii) all warranties, guaranties, certificates, licenses, permits, authorizations, consents and approvals with respect to the use, occupancy, possession and operation of the Land and Improvements (hereinafter called the "Permits").

         The Land, Improvements, Service Agreements and Permits are hereinafter collectively referred to as the "Property". In no event shall the Property include any signage containing Seller's name (limited, however to only panels containing Seller's name on any monument sign, and excluding any monument or pylon structure), or Seller's automated



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teller machines (i.e., ATM), night deposit box, drive-in equipment, or safes, safe deposit boxes, TELLER COUNTERS, furniture, fixtures or equipment used in the ordinary course of Seller's business, Buyer acknowledging that same shall remain the property of the Seller and Seller's affiliates. Notwithstanding the foregoing, should Seller elect to remove such items from the Property, Seller shall promptly repair any damage caused by such removal, if any, and shall restore the Property to a complete and suitable condition following such removal.

         2. Purchase Price; Method of Payment. The purchase price for the Property (hereinafter called the "Purchase Price"), shall be Eight Hundred Thousand and No/100 Dollars ($800,000.00). The Purchase Price, after crediting the Earnest Money, and subject to the prorations and adjustments hereinafter described, shall be paid by Buyer to Seller on the Closing Date by wire transfer of funds to an account designated in writing by Seller.

         3. Escrow Agent. Silfen, Segal, Fryer & Shuster, P.C. shall serve as Escrow Agent pursuant to the terms and conditions of this Agreement. In performing any of its duties hereunder, the Escrow Agent shall not -incur any liability to anyone for any damages, losses or expenses, except for willful default or breach of trust, and it shall accordingly not incur any such liability with respect (i) to any action taken or omitted in good faith upon advice of its counsel, or (b) to any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for in this Agreement not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of this Agreement. The Escrow Agent is hereby specifically authorized to refuse to act except upon the written consent of Seller and Buyer. Seller and Buyer hereby agree to indemnify and hold harmless the Escrow Agent against any and all losses, claims, damages, liabilities and expenses, including, reasonable costs of investigation and counsel fees and disbursements, which may be imposed upon the Escrow Agent or incurred by the Escrow Agent in connection with its acceptance or the performance of its duties hereunder, including any litigation arising from this Contract or involving the subject matter hereof. In the event of a dispute between Seller and Buyer sufficient in the discretion of the Escrow Agent to justify its doing so, the Escrow agent shall be entitled to tender into the registry or custody of any court of competent jurisdiction, all money or property in its hands under this Contract, together with such legal pleadings as it deems appropriate, and thereupon be discharged from all further duties and liabilities under this Contract. Any such legal action may be brought in any court of competent jurisdiction located in Fulton County, Georgia or in such other court as the Escrow Agent shall determine to have jurisdiction thereof. Seller and Buyer shall bear all costs and expenses of any such legal proceedings. Seller acknowledges, understands and agrees that (i) Escrow Agent is Buyer's counsel and as such Escrow Agent has not and will not exercise any independent professional judgment on Seller's behalf, and (ii) notwithstanding its role as Escrow Agent hereunder, Escrow Agent may, in the event of a dispute between Seller and Buyer act as Buyer's counsel and represent


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Buyer in any dispute or litigation, whether or not Escrow Agent resigns and appoints a successor or substitute escrow agent, which Seller and Buyer specifically agree Escrow Agent may do. By executing this Agreement, Escrow Agent acknowledges receipt of the Earnest Money.

         4. Earnest Money. Within twenty-four (24) hours of full execution of this Agreement, Buyer shall deliver to Escrow Agent the sum of Ten Thousand and No/100 ($10,000.00) Dollars (hereinafter referred to as the "Earnest Money") which shall be held by the Escrow Agent in accordance with the terms hereof. On the Closing Date, the Earnest Money shall be applied as part payment of the Purchase Price and paid to Seller. By executing the Escrow
Agreement, Escrow Agent acknowledges receipt of the Earnest Money.

         5. Closing. The closing of the purchase and sale of the Property (hereinafter called "Closing,") shall be held at the offices of Silfen, Segal, Fryer & Shuster, P.C., Suite 410, 1050 Crown Pointe Parkway, Atlanta, Georgia 30338, at such time and on such date (hereinafter called the "Closing Date") as may be specified by written notice from Buyer to Seller not less than three (3) business days prior thereto; provide, however, that the Closing Date shall be not more than thirty (30) days after expiration of the Due Diligence Period.

         6. Access and Inspection; Delivery of Documents and Information by Seller; Examination by Buyer.

                  (a) Between the date of this Agreement and the Closing Date, Buyer and Buyer's agents and designees shall have the right to enter the Property during normal business hours only for the purposes of inspecting the Property, conducting, soil tests, and making surveys, mechanical and structural engineering studies, zoning and permitting studies, lender feasibility studies, appraisals, and any other investigations and inspections as Buyer may reasonably require to assess the condition of the Property; provided, however, that such activities by or on behalf of Buyer on the Property shall not materially damage the Property, or unreasonably interfere with the use and occupancy of the Property by Seller. Seller grants Buyer the right, during the period between the date of this Agreement and the Closing Date, to commission any necessary or prudent environmental assessments of the Property in a scope and by an environmental firm acceptable to Buyer, and Seller shall assist and cooperate in and with said assessment as reasonably requested by Buyer. The costs of the foregoing examinations, studies and inspections shall be paid by Buyer. Buyer shall and hereby does indemnify and hold Seller harmless from and against any and all liability due to the acts or negligence of Buyer and its agents due to such parties' entry upon the Property for the purpose of either inspecting the Property or any other exercise of the rights of Buyer under this Agreement.

                  (b) Within five (5) days after the execution hereof, Seller shall deliver to Buyer, if not previously delivered, or make available to Buyer for examination and/or


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copying by Buyer, at the address for Buyer set forth herein, the following documents and information with respect to the Property:

                           (i) All plans, specifications, engineering and
mechanical and reports, including environmental reports, relating to the Property which are in Seller's possession;

                           (ii) Copies of all maintenance records, Permits and
Service Agreements relating to the
Property;

                           (iii) Unless other-wise provided hereunder, copies of
all maintenance records relating to Capital Repairs of the Property. For purposes of this Agreement, "Capital Repairs" shall mean the repair or replacement of the roof, floors, appliances, structural elements, or the plumbing, HVAC or electrical systems serving, the Property, and such other items having a useful economic life of at least three (3) years, which do not constitute maintenance or repair of "ordinary wear and tear" to the Property, and which add value to the Property;

                           (iv) Seller's title insurance policies with respect
to the Property; and

                           (v) Such other documents in Seller's possession or
control regarding the Property which Buyer may reasonably request.

                  (c) Buyer shall have until forty-five (45) days after deposit of the Earnest Money (the "Due Diligence Period"), in which to examine and investigate the Property, and to determine whether the Property is suitable and satisfactory to Buyer. In the event that Buyer shall determine, in Buyer's sole and absolute judgment and discretion, that the Property is in any manner unsuitable or unsatisfactory to Buyer, Buyer shall have the right, at Buyer's option, to terminate this Agreement by giving written notice thereof to Seller on or before such date, in which event the Earnest Money shall be refunded to Buyer immediately upon request, all rights and obligations of the parties under this agreement shall expire, and this Agreement shall become null and void. Seller acknowledges that Buyer will expend time, money and other resources in connection with the examination and investigation of the Property hereinabove described, and that, notwithstanding the fact that Buyer may terminate this Agreement pursuant to this paragraph, such time, money and other resources expended constitutes good, valuable, sufficient and adequate consideration for Seller's execution of and entry into this Agreement. In the event that Buyer does not terminate this Agreement on or before expiration of the Due Diligence Period, the Earnest Money shall be non-refundable, except as otherwise may be provided hereunder,

         7. Prorations and Adjustments to Purchase Price. The following prorations and adjustments shall be made between Buyer and Seller as of the day of Closing, or thereafter if Buyer and Seller shall agree:


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                  (a) All city, state and county ad valorem taxes and similar impositions levied or imposed upon or assessed against the Property (hereinafter called the "Taxes"), for the year in which Closing occurs shall be prorated as of the Closing Date. In the event the Taxes for such year are not determinable at the time of Closing, said taxes shall be prorated on the basis of the best available information, and the parties shall re-prorate the Taxes for such year promptly upon the receipt of the tax bills for such year and shall make between themselves any equitable adjustment required by reason of any difference between the estimated amount of the Taxes used as a basis for the proration at Closing and the actual amount of the Taxes for such year. In the event any of the Taxes are due and payable at the time of Closing, the same shall be paid at Closing. If the Taxes are not paid at Closing, Seller shall deliver to Buyer the bills for the Taxes promptly upon receipt thereof and Buyer shall thereupon be responsible for the payment in full of the Taxes within the time fixed for payment thereof and before the same shall become delinquent.

                  (b) All utility charges for the Property (including, without limitation, telephone, water, storm and sanitary sewer, electricity, gas, garbage and waste removal) shall be prorated as of the Closing Date, transfer fees required with respect to any such utility shall be paid by or charged to Buyer, and Seller shall be credited with any deposits transferred to the account of Buyer; provided, however, that at either party's election any one or more of such utility accounts shall be closed as of the Closing Date, in which event Seller shall be liable and responsible for all charges for service incurred by Seller through the Closing Date and shall be entitled to all deposits theretofore made by Seller with respect to such utility, and Buyer shall be responsible for reopening and reinstituting such service in Buyer's name, and shall be responsible for any fees, charges and deposits required in connection with such new account.

                  (c) Any other items which are customarily prorated in connection with the purchase and sale of properties similar to the Property shall be prorated as of the Closing Date.

          8. Title.

                  (a) Seller covenants to convey to Buyer at Closing a good and marketable fee simple title in and to the Property via Warranty Deed. For the purposes of this agreement, "good and marketable fee simple title" shall mean fee simple ownership which is: (i) free of all defects, claims, liens and encumbrances of any kind or nature whatsoever other than the Permitted Exceptions, hereinafter defined; and (ii) insurable by a title insurance company reasonably acceptable to Buyer, at then current standard rates under the standard form of ALTA owner's policy of title insurance, with the standard printed exceptions therein deleted and without exception other than for the Permitted Exceptions.


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                   (b) For the purposes of this Agreement, the term "Permitted
Exceptions" shall mean: (i) Seller's existing first mortgage; (ii) current city, state and county ad valorem taxes not yet due and payable; (iii) easements for the installation or maintenance of public utilities serving only the Property; and (iv) such other matters, if any, as may be listed as permanent exceptions in Seller's title insurance policy together with subsequent matters not materially or adversely affecting the marketability of Seller's title.

Buyer shall have until thirty (30) days after deposit of the Earnest Money in which to examine title to the Property and in which to give Seller written notice of objections which render Seller's title to the Property less than good and marketable fee simple. Thereafter, Buyer shall have until the Closing Date in which to reexamine title to the Property and in which to give Seller written notice of any additional objections of any subsequent matters arising since the initial title examination disclosed by such reexamination. Seller shall have until the Closing Date in which to satisfy all valid objections specified in any notice by Buyer of title objections.

          9. Survey. Buyer shall have the right to cause an as-built survey of the Property to be prepared by a surveyor registered and licensed in the State of Georgia and designated by Buyer. Such survey shall depict such information as Buyer shall require. In addition to delivery of the Warranty Deed to the Property, the Seller shall be obligated to deliver to Buyer at Closing a Quit Claim Deed to any land depicted on said survey not included within the description of the Property described on Exhibit "A" hereto.

          10. Proceedings at Closing. On the Closing Date, the Closing shall take place as follows:

                  (a) Seller shall deliver to Buyer the following documents and instruments, duly executed by Seller:

                           (i) a Warranty Deed in recordable form conveying and
demising the Property as described on Exhibit "A";

                           (ii) a Quitclaim Deed in recordable form conveying
the land described by the survey but not included in the Property;

                           (iii) a seller's affidavit with respect to the
Property in a form and substance reasonably satisfactory to Buyer and Buyer's title insurer;

                           (iv) if Seller is not a Foreign Person (as defined in
Section 1445 of the Internal Revenue Code of 1986, as amended), a certificate and affidavit of non-foreign status in a form and substance reasonably satisfactory to counsel for Buyer;


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                           (v) all such certificates and affidavits, in a form
and substance reasonably satisfactory to counsel for Buyer, with respect to any tax withholding requirements imposed on sellers of real property under the laws of the State of Georgia;

                           (vi) a certificate in form and substance reasonably
satisfactory to counsel for Buyer that the representations and warranties of Seller in this Agreement are true and correct on and as of the Closing Date; and

                           (vii) the signed lease referenced in Section 14(b).

                  (b) Seller shall deliver to Buyer the following, if the same have not been theretofore delivered by Seller to Buyer:

                           (i) Evidence in form and substance reasonably
satisfactory to Buyer that Seller has the power and authority to execute and enter into this Agreement and to consummate the purchase and sale of the Property, and that any and all actions required to authorize and approve the execution of and entry into this Agreement by Seller, the performance by Seller of all of Seller's duties and obligations under this Agreement, and the execution and delivery by Seller of all documents and other items to be executed and delivered to Buyer at Closing have been accomplished;

                           (ii) To the extent the same are in the possession of
Seller on the date of Seller's execution of this Agreement, the most recent prior survey of the Land or any portion thereof and all plans and specifications for any of the Improvements; and

                           (iii) The Service Agreements and the Permits.,

                  (c) Buyer shall deliver to Seller the following documents, instruments and things, duly executed by Buyer:

                           (i) The Purchase Price, in accordance with the
provisions of this Agreement;

                           (ii) A certificate, in form and substance reasonably
satisfactory to counsel for Seller, to the effect that the representations and warranties of Buyer in this Agreement are true and correct on and as of the Closing Date;

                           (iii) The signed lease referenced in Section 14(b);
and

                           (iv) Evidence in form and substance reasonably
satisfactory to Seller that Buyer has the power and authority to execute and enter into this Agreement and to consummate the purchase and sale of the Property, and that any and all actions required to


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authorize and approve the execution of and entry into this Agreement by Buyer, the performance by Buyer of all of Buyer's duties and obligations under this Agreement, and the execution and delivery by Buyer of all documents and other items to be executed and delivered to Seller at Closing have been accomplished.

          11. Costs of Closing. Seller shall pay Seller's attorneys' fees, the State of Georgia Realty Transfer Tax payable on the transfer of the Property and all recording costs of the conveyance documents but not the Buyer's loan documents. Buyer shall pay the cost of any survey obtained pursuant to Section 9 hereof, the premium for any owner's policy of title insurance issued in favor of Buyer insuring Buyer's title to the Property (if Buyer elects to purchase same), and Buyer's attorneys' fees. All other costs and expenses of the transaction contemplated hereby shall be borne by the party incurring the same.

          12. Warranties, Representations and Additional Covenants of Seller. Seller represents, warrants and covenants to and with Buyer, knowing that Buyer is relying on each such representation, warranty and covenant, that:

                  (a) Seller is duly organized, validly existing, and in good standing under the laws of the State of Georgia. Seller has the power to own its properties and assets and to carry on its business as it is now being conducted. Seller has good and marketable fee simple title to all of the Property (other than deeds to secure debt and related collateral documentation securing indebtedness which will be cancelled and satisfied of record at Closing). Seller has full power to execute and perform this Agreement and to transfer the Property as herein provided, and such execution and performances does not conflict with any provisions of its organizational documents or with any contract or other instrument to which Seller is a party or to which it is bound. This Agreement, and the covenants and agreements of Seller under this Agreement, are the valid and binding obligations of Seller, enforceable in accordance with their terms;

                  (b) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will cause, or give any person ground to cause, the maturity, acceleration or increase of any liability or obligation of Seller. There are no actions, suits or proceedings pending or threatened against, by or affecting Seller which affect title to the Property, or which question the validity or enforceability of this Agreement or of any action taken by Seller under this Agreement, in any court or before any governmental authority, domestic or foreign. There are no pending, threatened or contemplated condemnation actions involving all or any portion of the Property;

                  (c) The Property is not subject to any special taxes, assessments, or unrecorded agreements. The Seller has not received any notice that the Property has been constructed, occupied, used or operated in violation of any zoning, building, health, environmental or other laws, codes, ordinances, regulations, orders or requirements of any


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city, county, state or other governmental authority having jurisdiction thereof, or any private restrictive covenants affecting the Property. To the best of Seller's knowledge, information and belief, all certificates, licenses, permits, authorizations, consents and approvals required by any such governmental authority for the continued use, occupancy and operation of the Property have been obtained;

                  (d) There are no management, maintenance service or other contracts with respect to the Property, other than those listed on Exhibit "B" hereto. On the Closing Date, Seller will not be indebted to any contractor, laborer, mechanic, materialman, architect or engineer for work, labor or services performed or rendered, or for materials supplied or furnished, in connection with the Property for which any such person could claim a lien against the Property;

          13. Warranties, Representations and Covenants of Buyer. Buyer represents, warrants and covenants to and with Seller, knowing that Seller is relying on each representation, warranty and covenant, that:

                  (a) Buyer is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Georgia. Buyer has the power to own its properties and assets and to carry on its business as it is now being conducted;

                  (b) There are no actions, suits or proceedings pending or threatened against, by or affecting Buyer which question the validity or enforceability of this Agreement or of any action taken by Buyer under this Agreement, in any court or before any governmental authority, domestic or foreign;

                  (c) The execution of and entry into this Agreement and the performance by Buyer of Buyer's duties and obligations under this Agreement and of all other acts necessary and appropriate for the full consummation of the purchase and sale of the Property as contemplated by and provided for in this Agreement, are consistent with and not in violation of, and will not create any adverse condition under, any contract, agreement or other instrument to which Buyer is a party, or any judicial order or judgment of any nature by which Buyer, or any officer of Buyer, is bound;

                  (d) This Agreement, and the covenants and agreements of Buyer under this Agreement, are the valid and binding obligations of Buyer, enforceable in accordance with their terms; and

                  (e) Buyer will deliver on the Closing Date all documents and instruments required by this Agreement and perform all acts necessary or appropriate for the consummation of the purchase and sale of the Property as contemplated by and provided for in this Agreement.


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           14. Conditions of Buyer's Obligations. Buyer's obligation to consummate the purchase and sale of the Property on the Closing Date shall be subject to the satisfaction or performance of the following, terms and conditions, any one or more of which may be waived by Buyer, in whole or in part, on or as of the Closing Date:

                  (a) Seller shall have fully and completely kept, observed, performed, satisfied and complied with all terms, covenants, conditions, agreements, requirements, restrictions and provisions required by this Agreement to be kept, observed, performed, satisfied or complied with by Seller before, on or as of the-Closing Date;

                  (b) The execution of a Lease Agreement between Buyer (as Landlord) and Seller (as Tenant) for a portion of the Property, upon such terms and conditions as are outlined in a non-binding letter of intent dated August 27, 1999 and accepted by Seller on September 2, 1999, together with such additional terms and conditions as are agreed to by the parties.

                  (c) The representations and warranties of Seller in this Agreement shall be true and correct, and certified by Seller to Buyer as such, on and as of the Closing Date, in the same manner and with the same effect as though such representations and warranties had been made on and as of the Closing Date; and, notwithstanding the fact that such representations and warranties may be limited to Seller's knowledge and belief of the truth of the facts, assertions and matters contained therein, the facts, assertions and matters contained in each of such representations and warranties shall be true and correct on and as of the Closing Date; and

                  (d) Buyer shall not have terminated this Agreement pursuant to an express right so to terminate set forth in this Agreement.

If any of the foregoing conditions have not been satisfied or performed on or as of the Closing Date, Buyer shall have the right, at Buyer's option, either (i) to terminate this Agreement by giving written notice to Seller on or before the Closing Date, in which event all rights and obligations of the parties under this Agreement shall expire, and this Agreement shall become null and void, or
(ii) if such failure of condition constitutes a default by Seller under this Agreement, to exercise such rights and remedies as may be provided for in
Section 18(b) of this Agreement. In either of such events, the Earnest Money shall be refunded to Buyer immediately upon request.

          15. Conditions of Seller's Obligations. Seller's obligation to consummate the purchase and sale of the Property on the Closing Date shall be subject to the satisfaction or performance of the following terms and conditions, any one or more of which may be waived by Seller, in whole or in part, on or as of the Closing Date:


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                   (a) Buyer shall have fully and completely kept, observed,
performed, satisfied and complied with all terms, covenants, conditions, agreements, requirements, restrictions and provisions required by this Agreement to be kept, observed, performed, satisfied or complied with by Buyer before, on or as of the Closing Date;

                  (b) The execution of a Lease Agreement between Buyer (as Landlord) and Seller (as Tenant) for a portion of the Property, upon such terms and conditions as are outlined in a non-binding letter of intent dated August 27, 1999 and accepted by Seller on September 2, 1999, together with such additional terms and conditions as are agreed to' by the parties; and

                  (c) The representations and warranties of Buyer in this Agreement shall be true and correct, and certified by Buyer to Seller as such, on and as of the Closing Date, in the same manner and with the same effect as though such representations and warranties had been made on and as of the Closing Date; and, notwithstanding the fact that such representations and warranties may be limited to Buyer's knowledge and belief of the truth of the facts, assertions and matters contained therein, the facts, assertions and matters contained in each of such representations and warranties shall be true and correct on and as of the Closing Date.

If any of the foregoing conditions have not been satisfied or performed on or as of the Closing Date, Seller shall have the right, at Seller's option, either (i) to terminate this Agreement by giving written notice to Buyer on or before the Closing Date, in which event all rights and obligations of the parties under this Agreement shall expire, and this Agreement shall become null and void, or
(ii) if such failure of condition constitutes a default by Buyer under this Agreement, to exercise such rights and remedies as may be provided for in
Section 18(a) of this Agreement.

          16. Other Offers and Exclusive Dealing. Unless and until this Agreement is terminated or the transactions described herein consummated, Seller shall neither directly nor indirectly, (a) solicit, initiate, encourage or entertain submission of proposals or offers from any person or entity relating to the sale of the Property or any portion thereof, (b) participate in any discussions or negotiations regarding, or, except as required by a legal or judicial process, furnish to any other person or entity any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person or entity to purchase the Property or any portion thereof, or (c) consummate any transaction involving sale or conveyance of the Property or any portion thereof. Seller shall promptly communicate to Buyer the terms of any such proposal or offer upon knowledge or receipt of such proposal or offer or upon knowledge that such a proposal or offer is likely to be made.


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          17. Possession at Closing. Seller shall surrender possession of the
Property to Buyer on the Closing Date.

          18. Remedies.

                  (a) If the purchase and sale of the Property is not consummated in accordance with the terms and conditions of this Agreement due to circumstances or conditions which constitutes a default by Buyer under this Agreement, the Earnest Money shall be delivered to Seller, and such amounts are not intended as a penalty against Buyer, but rather as a pre estimate of the probable loss and shall constitute the full liquidated damages for such default. The parties acknowledge that Seller's actual damages in the event of a default by Buyer under this Agreement will be difficult to ascertain, and that such liquidated damages represent the parties' best estimate of such damages. The parties expressly acknowledge that the foregoing liquidated damages, as permitted by O.C.G.A. ss. 13-6-7, in the event of Buyer's default and as compensation for Seller's taking the Property off the market during the term of this Agreement. Such liquidated damages shall be the sole and exclusive remedy of Seller by reason of a default by Buyer under this Agreement, and Seller hereby waives and releases any right to sue Buyer, and hereby covenants not to sue Buyer, for specific performance of this Agreement or to prove that Seller's actual damages exceed the amount which is herein provided Seller as full liquidated damages.

                  (b) If the purchase and sale of the Property is not consummated in accordance with the terms and conditions of this Agreement due to circumstances or conditions which constitute a default by Seller under this Agreement, the Earnest Money shall be refunded to Buyer, immediately upon request, and Buyer may exercise as its sole and exclusive remedies an action for specific performance and/or damages up to, but not in excess of, $50,000.00 in damages. In no event shall Buyer be entitled to assert a claim against Seller for damages in excess of $50,000.00. Further, in the event Buyer desires to assert a claim for specific performance against Seller, then Buyer must do so within ninety (90) days of a default under this Agreement by Seller. After such ninety (90) day period, Buyer shall not be entitled to bring a claim against Seller for specific performance but shall be limited to a claim for damages up to, but not in excess of, $50,000.00.

         19. Risk of Loss and Insurance. (a) Between the date of this Agreement and Closing, the risks and obligations of ownership and loss of the Property and the correlative rights against insurance carriers and third parties shall belong to Seller.

                  (b) In the event of the damage or destruction of a material portion of the Property (which, for purposes hereof, shall mean that the cost of repair shall be more than fifty percent (50%) of the Purchase Price), Buyer shall have the right, at Buyer's option, to terminate this Agreement by giving written notice thereof to Seller prior to Closing, in which event the Earnest Money shall be refunded to Buyer, immediately upon request, all rights and obligations of the parties under this Agreement shall expire, and this Agreement shall become null and void. If Buyer does not so terminate this Agreement, at Seller's option, (i) the parties shall consummate this transaction, without any reduction in the Purchase Price, and the Seller promptly shall repair or restore the Property to substantially the same condition as existed before the casualty, or to such other condition consistent with the provisions of Section 19(d) as Buyer and Seller shall mutually agree, or (ii) the Purchase Price shall be reduced by Seller's insurance deductible and upon consummation of this transaction, Seller shall assign to Buyer all insurance proceeds paid or payable thereafter by reason of such damage or destruction, and following consummation of this transaction, Buyer shall construct the improvements upon the Property in accordance with the provisions of Section 19(d).

                  (c) Should the cost of repair of the damage to the Property not be more than fifty percent (50%) of the Purchase Price, Buyer shall not have the right to terminate this Agreement, and the Purchase Price shall be reduced by Seller's insurance deductible and Seller shall assign to Buyer all insurance proceeds paid or payable thereafter by reason of such damage or destruction, and the Buyer shall construct the improvements upon the Property in accordance with the provisions of Section 19(d).

                  (d) The exterior of the Property shall be restored, and the interior of the Property shall be rebuilt in a manner to provide Seller with approximately 2,500 rentable square feet on the first floor thereof, with comparable finishes as existed prior to such casualty, together with such space on the second floor thereof necessary to provide Seller with men's and women's restrooms, a break room, a conference room, and a storage area. The parties shall negotiate in good faith the exact configuration and other construction details of the rebuilt improvements, and shall cooperate in the preparation of plans and specifications for same.

         20. Condemnation. In the event of the taking of all or any part of the Property by eminent domain proceedings, or the commencement of any such proceedings, prior to Closing, Buyer shall have the right, at Buyer's option, to terminate this Agreement by giving written notice thereof to Seller prior to Closing, in which event the Earnest Money shall be refunded to Buyer, immediately upon request, and all rights and obligations of the parties under this Agreement shall expire, and this Agreement shall become null and void. If Buyer does not so terminate this Agreement, the Purchase Price shall not be reduced, but Seller shall assign to Buyer all rights of Seller in and to any awards or other proceeds paid or payable thereafter by reason of any taking. Seller shall notify Buyer of eminent domain proceedings within five (5) days after Seller learns thereof.

         21. Assignment. This Agreement may be assigned by Buyer, in whole or in part, to any entity under the control of Buyer or its members, and such assignment shall relieve Buyer of liability for the performance of Buyer's duties and obligations under this Agreement. For purposes of this Agreement, the term "Buyer" shall include any assignee of the interest of Buyer under this Agreement. No other assignments by Buyer shall be permitted except with the prior written consent of Seller, which consent shall not be unreasonably withheld, delayed or conditioned.

         22. Parties. This Agreement shall be binding upon and enforceable against, and shall inure to the benefit of, Buyer and Seller and their respective heirs, legal representatives, successors and permitted assigns.

         23. Broker and Commission. None of the parties hereto have employed the services of any other broker or sales agent, licensed or otherwise, in connection with this purchase and sale of the Property. In the event of a claim for any commission or fee by any other broker, agent, sales person or finder, the party through whom such claim arose hereby agrees to indemnify and hold the other parties hereto harmless from any and all such claims and any and all demands, costs, expenses, and causes of action in connection therewith.

         24. Further Assurances. At Closing, and from time to time thereafter, Buyer and Seller shall do all such additional and further acts, and shall execute and deliver all such additional and further deeds, affidavits, instruments, certificates and documents, as Seller, Seller's counsel, Buyer, Buyer's counsel or Buyer's title insurer may reasonably require fully to vest in and assure to Buyer full right, title and interest in and to the Property to the full extent contemplated by this Agreement and otherwise to effectuate the purchase and sale of the Property as contemplated by and provided for in this Agreement.

         25. Survival. Each party's representations and warranties as set forth in this Agreement, shall survive the consummation of the purchase and sale of the Property on the Closing Date, the delivery of the deed and the payment of the Purchase for a period of six (6) months, and shall not be deemed merged into the deed of conveyance. Following such six (6) month period, each party's representations and warranties shall be deemed merged into the deed of conveyance.

         26. Modification. This Agreement supersedes all prior discussions and agreements between Seller and Buyer with respect to the purchase and sale of the Property, including but not limited to that certain non-binding letter of intent dated August 27, 1999, and other matters contained herein, and this Agreement contains the sole and entire understanding between Seller and Buyer with respect thereto. This Agreement shall not be modified or amended except by an instrument in writing executed by or on behalf of Seller and Buyer.

         27. Applicable Law. This Agreement shall be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Georgia.

         28. Time. Time is and shall be of the essence of this Agreement.

         29. Captions. The captions and headings used in this Agreement are for convenience only and do not in any way restrict, modify or amplify the terms of this Agreement.

         30. Exhibits. Each and every Exhibit referred to or otherwise mentioned in this Agreement is attached to this Agreement and is and shall be construed to be made a part of this Agreement by such reference or other mention occurs, in the same manner and with the same effect as if each Exhibit were set forth in full and at length every time it is referred to or otherwise mentioned.

         31. Notices. All notices, requests, demands, tenders and other communications under this Agreement shall be in writing. Any such notice, request, demand, tender or other communication shall be deemed to have been duly given if personally delivered or deposited in the United States Mail, Certified Mail, Return Receipt Requested, with all postage prepaid, to the address for each party as follows:

                If to Buyer:           Three Rivers Land Development, L.L.C.
                                       Suite 101
                                       3312 Piedmont Road
                                       Atlanta, Georgia 30305

                   With a copy to:     Charles I. Pollack, Esq.
                                       Silfen, Segal, Fryer & Shuster, P.C.
                                       1050 Crown Pointe Parkway, Suite 410
                                       Atlanta, Georgia 30338

                If to Seller:          The Summit National Bank
                                       Attn: President
                                       4360 Chamblee Dunwoody Road
                                       Atlanta, Georgia 30341

                If to Escrow Agent:    Silfen, Segal, Fryer & Shuster, P.C.
                                       Attn: Michael H. Shuster, Esq.
                                       1050 Crown Pointe Parkway, Suite 410
                                       Atlanta, Georgia 30338

or at such address as may be furnished in writing from time to time by any party hereto.


         32. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

         33. Mutual Representation as to Authority. Each individual whose signature appears below warrants and represents to all parties hereto that such individual has full right and authority to execute this Agreement in the capacity designated, and further warrants and represents that all to the best of such individual's knowledge, information and belief, that such signatures are sufficient to bind the party on whose behalf this Agreement is being executed to the terms and provisions hereof.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered under seal as of the date first above written.

BUYER:                                        SELLER:

THREE RIVERS LAND
DEVELOPMENT L.L.C.                            THE SUMMIT NATIONAL BANK

By:  /s/ Mark Harris     (SEAL)               By: /s/ Pin Pin Chau
     --------------------                         ---------------------
     Mark Harris                                  Pin Pin Chau
     Member/Manger                                President

                                                    [CORPORATE SEAL]

ESCROW AGENT:

SILFEN, SEGAL, FRYER & SHUSTER,
P.C.

By:   /s/ Michael H. Shuster
      -----------------------
      Michael H. Shuster
      Vice President

        [CORPORATE SEAL]

                                  EXHIBIT "A"


         All that tract or parcel of land lying and being in Land Lots 274 & 283, 6th Land District, Gwinnett County, Georgia, containing 1,452 acres on survey for Gwinnett County Bank, dated August 4, 1980, prepared by Michael A. Royston, Registered Land Surveyor, recorded in Plat Book 13, Page 146A, Gwinnett County Plat Records, which plat is by reference incorporated herein and made a part hereof.

                                  EXHIBIT "B"


                           LIST OF SERVICE AGREEMENTS